UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: July 14, 2005 (Date of earliest event reported)
SUNTERRA CORPORATION (Exact name of registrant as specified in its charter)

MD (State or other jurisdiction of incorporation)	001-13815 (Commission File Number)	95-4582157 (IRS Employer Identification Number)

3865 West Cheyenne Avenue North Las Vegas, Nevada (Address of principal executive offices)		89032 (Zip Code)
(702) 804-8600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On July 14, 2005,Sunterra Corporation issued a news release announcing its agreement to acquire the remaining partnership interests in Poipu Resort Partners, L.P., which owns and operates the Embassy Vacation Resort Poipu Point. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Exhibits
            99.1       Press Release of SUNTERRA CORPORATION dated July 14, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2005	SUNTERRA CORPORATION By: /s/ Steven E. West Steven E. West Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of SUNTERRA CORPORATION dated July 14, 2005